UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________


FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): November 1, 2005


CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION
(Exact Name of Registrant as Specified in Charter)

on behalf of Public Credit and Repackaged SecuritiesSM
(PCARS)SM Trust Series 2001-1



Delaware
(State or Other Jurisdiction
of Incorporation)

1-16709
(Commission
File Number)

13-4182182
(IRS Employer
Identification No.)


85 Broad Street, New York, New York                     10004
(Address of Principal Executive Offices)               (Zip Code)

Registrants telephone number, including area code:  (212) 902-7391

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


Explanatory Note

The Registrant is the depositor (the Depositor) under the Trust Agreement for Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Series 2001-1 (the Trust) with Wells Fargo Bank, National Association, as trustee (the Trustee). The Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1 (the Certificates) issued by the Trust do not represent obligations of or interests in the Depositor or the Trustee, but represent beneficial interests in the property of the Trust, which principally consists of Allstate Financing II 7.83% Capital Securities issued by Allstate Capital II and fully and unconditionally guaranteed by the Allstate Corporation (the Security Guarantor).

For information with respect to the Security Guarantor, please see the periodic and current reports and other information (including financial information) filed by the Security Guarantor with the Securities and Exchange Commission
(SEC) under file number 1-11840. Those reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W. Washington, D.C. 20549. Copies of those materials can be obtained by making a written request to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. The SEC also maintains a site on the world wide web at http://www.sec.gov where users can view and download copies of reports, proxy information, statements and other information filed electronically. The common stock of the Security Guarantor is also listed on the New York Stock Exchange and such reports and other information can be inspected at the offices of the New York Stock Exchange.


ITEM 8.01  Other Events

 On November 1, 2005 a distribution was made to holders of Public Credit and Repackaged SecuritiesSM (PCARS) SM Trust Allstate Financing II Certificates Series 2001-1.


Item 9.01 Financial Statements, Pro-Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit Number
EX-99.1

Description
Trustees Report with respect to the November 1, 2005 Distribution Date for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1














        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CREDIT AND ASSET REPACKAGING
                                     VEHICLE CORPORATION
                                     on behalf of Public Credit and Repackaged
                                     SecuritiesSM (PCARS)SM Trust Series 2001-1
                                                  (Registrant)



Date:  November 1, 2005         By: /s/ Ram Sundaram
                                Name: Ram Sundaram
                                Title: President









EXHIBIT INDEX

Exhibit

99.1 Trustees Report with respect to the November 1, 2005 Distribution Date for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1







      Exhibit 99.1

To the Holders of

Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Allstate Financing II Certificates Series 2001-1, CUSIP: 744393208 (the "Certificates")

Wells Fargo Bank, National Association, as Trustee for the Public Credit and Repackaged SecuritiesSM (PCARS)SM Trust Series 2001-1, hereby gives notice with respect to the Distribution occurring on November 1, 2005 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per Certificate, is as set forth below:

      Principal     Interest                Premium         Total Distribution
      $0.00         $0.14895833778          $0.00           $0.14895833778

2. The applicable interest rate: 7.15%

3. The aggregate stated principal amount of the Securities as of such Distribution Date was $26,000,000.00. The interest rate applicable to the Securities for the immediately following Security Accrual Period is 7.83%

4. The amounts received by the Trustee in respect of the Securities during the immediately preceding Security Accrual Period was $1,017,900.00.

5. The amounts paid by the Trustee to the Swap Counterparty under the Monthly Payment Swap Agreement during the immediately preceding Calculation Period was $1,017,900.00.

6. The amounts received by the Trustee as payments under the Monthly Payment Swap Agreement during the immediately preceding Calculation Period was $167,578.13

7. The Principal Balance at the close of business on the Business Day immediately preceding the Distribution Date was $28,125,000.00

8. The current ratings of the Certificates and the Securities are "A2" by Moody's Investors and "A-" by Standard & Poors.

9. There was no cumulative amount of Extraordinary Trust Expenses, as of the Distribution Date.

Wells Fargo Bank, National Association, as Trustee